                                                                   Exhibit 4.1


                            TRANS-LUX CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                                                     see reverse side for
                                                     certain definitions
                                                     _____________________

                                                     | cusip 893247 10 6 |
                                                     _____________________
This certifies that




is the owner of

full paid and non-assessable shares of the Common Capital Stock of the par value of One Dollar ($1) each of TRANS-LUX CORPORATION transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

                This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                DATED:


        Countersigned and registered:
                CONTINENTAL STOCK TRANSFER
                  & TRUST COMPANY
                (a Limited Purpose Trust Company)
    (Jersey City, N.J.          Transfer Agent and Registrar
    By

                                        Authorized Officer


                         /s/                          /s/
                        ------------------------     --------------------------
                             Secretary                    Chairman of the Board
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM         -as tenants in common
        TEN ENT         -as tenants by the entireties
        JT TEN          -as joint tenants with right of survivorship and not
                         as tenants in common

UNIF GIFT MIN ACT-................Custodian................under Uniform Gifts
                       (Cust)                   (Minor)

                      to Minors Act.....................
                                          (State)

Additional abbreviations may also be used though not in the above list.









FOR VALUE RECEIVED,___________HEREBY SELL, ASSIGN AND TRANSFER UNTO

Please insert social security or other
   Identifying number of assignee
 _____________________________________
|                                     |
___________________________________________________________________________

___________________________________________________________________________

_____________________________________________________________________SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

___________________________________________________________________ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED
CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES

DATED______________19__________






     NOTICE: The Signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.